UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2012

ONCOGENEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-80623	95-4343413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1522 217th Place S.E. Bothell, Washington 98021

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 686-1500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 2, 2012, OncoGenex Pharmaceuticals, Inc. issued a press release entitled “Clinical Data on OGX-427 Presented at the ASCO 2012 Genitourinary Cancers Symposium Provide Ongoing Evidence of Hsp27 as a Potential Therapeutic Target in Advanced Prostate Cancer”. Oncogenex also issued a second press release entitled “Phase 1 Study of OGX-427 Presented at the ASCO 2012 Genitourinary Cancers Symposium Shows Early Evidence of Activity in Bladder Cancer” on February 2, 2012. Copies of both press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release entitled “Clinical Data on OGX-427 Presented at the ASCO 2012 Genitourinary Cancers Symposium Provide Ongoing Evidence of Hsp27 as a Potential Therapeutic Target in Advanced Prostate Cancer” dated February 2, 2012.

99.2	Press Release entitled “Phase 1 Study of OGX-427 Presented at the ASCO 2012 Genitourinary Cancers Symposium Shows Early Evidence of Activity in Bladder Cancer” dated February 2, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.

Date: February 2, 2012	/s/ Cameron Lawrence
Cameron Lawrence
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release entitled “Clinical Data on OGX-427 Presented at the ASCO 2012 Genitourinary Cancers Symposium Provides Ongoing Evidence of Hsp27 as a Potential Therapeutic Target in Advanced Prostate Cancer” dated February 2, 2012.

99.2	Press Release entitled “Phase 1 Study of OGX-427 Presented at the ASCO 2012 Genitourinary Cancers Symposium Shows Early Evidence of Activity in Bladder Cancer” dated February 2, 2012.